UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________________
FORM 8-K
________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported)
December 8, 2020
 ________________________________________
Phreesia, Inc.
(Exact name of registrant as specified in its charter)
 ________________________________________

Delaware	001-38977	20-2275479
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
432 Park Avenue South, 12th Floor
New York, New York 10016
(Address of principal executive offices and zip code)
(888) 654-7473
(Registrant’s telephone number, including area code)
________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PHR	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 8, 2020, the Company announced that Thomas Altier intends to retire from the role of Chief Financial Officer at the end of April 2021 after the filing of the Company’s Form 10-K following over eight years as Chief Financial Officer of the Company. Mr. Altier plans to remain as an advisor to the Company thereafter.

The Company also announced that Randy Rasmussen, age 48, will succeed Mr. Altier as the Company's new Chief Financial Officer in May 2021. Mr. Rasmussen has served as Chief Accounting Officer since November 2019. From May 2016 until October 2019, he served as Senior Vice President and Controller of Medidata Solutions, a cloud software company that provides a platform for clinical trials. From May 2005 until May 2016, Mr. Rasmussen was at SAP, S.E. most recently as VP Finance. Mr. Rasmussen began his career with Coopers & Lybrand,(now PwC) after receiving his bachelor's degree in Accounting and Finance from the University of Colorado at Boulder. He is also a Certified Public Accountant.

The Company has yet to finalize an offer letter with Mr. Rasmussen. There are no arrangements or understandings between Mr. Rasmussen and any other persons pursuant to which he was appointed as the Chief Financial Officer of the Company. There are no family relationships between Mr. Rasmussen and any director, executive officer or any person nominated or chosen by the Company to become a director or executive officer. No information is required to be disclosed with respect to Mr. Rasmussen pursuant to Item 404(a) of Regulation S-K.

A copy of the press release announcing the Chief Financial Officer transition is attached hereto as Exhibit 99.1.
Item 9.01 – Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description
99.1	Press release, dated December 8, 2020, by Phreesia, Inc.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 8, 2020	Phreesia, Inc.

	By:	/s/ Thomas Altier
	Name:	Thomas Altier
	Title:	Chief Financial Officer